Salona Global Announces Third Quarter Results, Posts 211% Year-Over-Year
Revenue Growth, 231% in Gross Margin Growth, Improved Gross Margin to 33%;
Shifts Focus to Higher Margin Revenue Lines

SAN DIEGO, January 17, 2023 - Salona Global Medical Device Corporation ("Salona Global", "SGMD" or the "Company") (TSXV:SGMD) today announced highlights for the third fiscal quarter of 2023, ending November 30, 2022. The Company posted 211% year-over-year revenue growth, 231% year-over-year gross margin growth, and improved gross margin as a percentage of revenue by 10% over last quarter to 33%. The Company also provided an update on the progress toward closing the recently announced acquisition and its focus to list on a US stock exchange.

Salona Global in its current form listed in June 2021 on the TSX Venture Exchange (the "Exchange") with a plan to become a leading medical device company servicing physical therapy clinics, athletic training rooms and orthopedic doctors. Since listing, the management has built a team of industry professionals that has generated $48.4 million in cumulative revenue over the past 6 quarters and has completed 5 transactions. As part of the Company's plan to achieve gross margins of 40% as a percentage of revenue, the Company is focused on higher margin revenue opportunities and has increased gross margin as a percentage of revenue by 10% over the last quarter.

The Company is currently working to close the large and complex Biodex Medical Systems, Inc. acquisition, previously announced November 29, 2022, that would add significant revenue, customers and product lines to the existing business. The conditions to close include domestic and global third party and regulatory approvals, making the precise timing to close difficult to predict.

Finally, the Company has formally engaged investment banking firm Maxim Group based in New York City to expose the Company to potential US investors in an effort to position itself for a potential US listing. The Company intends that it would maintain its Canadian listing even after any potential US listing is effective.

Financial and Business Headlines

Revenues

• 100% year-over-year growth in third quarter revenues, building quarterly revenues to $10,547,652, as compared to $5,286,702 for the same quarter in the prior year.

• Order book continues to be strong with a current order backlog of $20.4 million.

Profits

• 110% year-over-year gross margin growth in the third quarter, building gross margin to $3,495,160 as compared to $1,662,636 for the same period in the prior year.

• Generated $18,978 in operational profit for the first nine months of the fiscal year, described as "Net income before the undernoted" in the financial statements, as compared to an operational loss of $180,435 for the same period in the prior year. This improvement year over year is achieved even with the increased quarterly expenses as a result of the Company preparing for potential acquisitions in the current period.

• Generated $1,267,687 in Adjusted EBITDA (defined below) for the nine months ended November 30, 2022, as compared to $577,357 for the same period in the prior year

• Generated 33% gross margin as a percentage of revenue in the third quarter.

Expansion of Bank Line

On January 13, 2023, the Company increased its aggregate credit line availability by up to $5.5 million pursuant to a Loan and Security Agreement with Pathward, National Association, which is in addition to an existing credit facility with Pathward through the Company's South Dakota Partners subsidiary.  This new Loan and Security Agreement has a variable interest rate of 0.75% in excess of the rate shown in the Wall Street Journal as the prime rate, is payable on demand and is secured by all of the assets of three operating subsidiaries of the Company (Simbex, Mio-Guard and Damar) as borrowers and guaranteed by the Company.

Our Focus

"Our focus for the last two quarters has been to build a solid foundation for future acquisitions, including the Biodex deal," said CEO Luke Faulstick. "Besides strengthening our team to make the large and complex Biodex acquisition successful post close, we have also increased our focus on higher margin medical device product lines associated with our developing IP. In the long run, this will give us the ability to quickly deliver on our high margin medical device revenue growth plan in the coming quarters."

"This quarter, just our sixth full quarter since our re-listing, also gives us the opportunity to highlight our year-over-year revenue and profit growth rate," said Executive Chairman Les Cross. "This growth comes from our investments in five strong engines of growth: (1) M&A; (2) product development; (3) product IP acquisitions; (4) product distribution agreements; and (5) organic growth post-acquisition."

Earnings Call

On Tuesday, January 17, 2023, at 5:00 p.m. (Eastern Time), Executive Chairman Les Cross, CEO Luke Faulstick, and CFO Dennis Nelson will hold an earnings call (see details below) to discuss the third quarter financial results.

Fiscal Third Quarter Earnings Call

Toll Free Dial In: +1 (800) 245-3047

Direct Dial: +1 (203) 518-9765

Conference ID: SALONA

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Full Financial Statements

Condensed financial statements for the third quarter ending November 30, 2022 are attached at end of this release. The full financial statements and related management discussion and analysis (in the form of a quarterly report on Form 10-Q) will be filed with the United States Securities and Exchange Commission and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com, after the market closes today.

For more information please contact:

Luke Faulstick

Chief Executive Officer

Tel: 1 (800) 760-6826

Email: Info@Salonaglobal.com

Non-GAAP Measures

This press release refers to "order book backlog" and "Adjusted EBITDA" which are non-GAAP and non-IFRS financial measures that do not have standardized meanings prescribed by GAAP or IFRS. The Company's presentation of these financial measures may not be comparable to similarly titled measures used by other companies. These non-GAAP financial measures assist the Company's management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete acquisition plans that are fundamentally different from the ongoing operating plans of the Company. The Company's management also believes that presenting these measures allows investors to view the Company's performance using the same measures that the Company uses in evaluating its financial and business performance and trends.

Order book backlog as used in this press release is calculated as committed customer orders to deliver products and services at a future date.

Adjusted EBITDA is defined as net loss excluding: stock based compensation, amortization, depreciation, interest expense, foreign exchange gain, change in fair value of earn-out consideration, change in fair value of contingent consideration, transaction costs, and income tax expense.

	3 months ended		9 months ended
	November 30,		November 30,
	2022	2021	2022	2021
Adjusted EBITDA	$(159,716)	$302,536	$1,267,688	$577,357
Stock Based Compensation	(380,938)	(292,492)	(1,248,710)	(757,792)
Net (loss) income before the undernoted	(540,654)	10,044	18,978	(180,435)
Amortization of intangible asset	(301,990)	(165,552)	(786,842)	(244,340)
Depreciation of property and equipment	(147,622)	(65,458)	(292,476)	(131,414)
Amortization of right-of-use asset	(285,967)	(67,817)	(508,185)	(106,700)
Interest Expense	(226,573)	(121,518)	(508,649)	(265,602)
Foreign exchange (loss) gain	(13,703)	(48,934)	(13,471)	(38,397)
Change in fair value of earn-out consideration	-	-	(2,451,600)	-
Change in fair value of contingent consideration	980,730	-	(7,532,300)	-
Gain on share for debt settlement	-	-	-	15,538
Transaction costs including legal, financial, audit and US & Canadian regulatory expenses	(1,054,602)	(1,044,455)	(2,403,285)	(2,269,923)
Current income tax expense	(11,754)	(7)	(41,786)	(1,995)
Deferred income tax recovery	73,538	-	192,721	-
Net Loss	$(1,528,597)	$(1,503,697)	$14,326,895)	$(3,223,268)

Additional Information

There can be no assurance that any acquisition (including the acquisition contemplated herein and the targets Salona Global is currently negotiating within its pipeline) will be completed or the timing of any acquisitions. Completion of any transaction will be subject to, amongst other things, negotiation and execution of definitive agreements, applicable director, shareholder and regulatory approvals.

Neither the TSXV nor its Regulation Services Provider (as that term is defined in the policies of the TSXV) accepts responsibility for the adequacy or accuracy of this release. Unless otherwise specified, all dollar amounts in this press release are expressed in Canadian dollars.

Certain statements contained in this press release constitute "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws. These statements can be identified by the use of forward-looking terminology such as "expects" "believes", "estimates", "may", "would", "could",  "should", "potential",  "will", "seek", "intend", "plan", and "anticipate", and similar expressions as they relate  to the Company, including: the Company financing and closing the acquisition disclosed herein; the Company's plan to achieve gross margins of 40%; the results of engaging an investment banking firm in New York City; the completion of a proposed listing on NASDAQ; and the Company's intention to remain listed in Canada even after any potential US listing is effective. All statements  other than  statements of  historical fact may be forward-looking  information. Such statements reflect the Company's current views and intentions with respect to future  events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Salona cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include but are not limited to the  general business and  economic  conditions in the regions in  which Salona operates; the ability of Salona to execute on key  priorities,  including the successful completion of acquisitions, business retention, and  strategic plans and to  attract, develop  and retain key executives; difficulty integrating newly acquired businesses;  ongoing or new disruptions in the supply chain, the extent and scope of such supply chain disruptions, and the timing or extent of the resolution or improvement of such disruptions; the ability to  implement business  strategies and pursue business opportunities;  disruptions in or  attacks (including  cyber-attacks) on Salona ' s information  technology, internet, network  access or other  voice or data  communications systems or services; the evolution of various types of fraud or other  criminal  behavior to which  Salona is exposed; the failure of third parties to comply with their obligations to  Salona or its  affiliates; the  impact of new and changes to, or application of, current laws and regulations; granting of permits and licenses in a highly regulated business; the  overall difficult  litigation environment, including in the United States; increased competition; changes in foreign currency rates;  increased  funding  costs and market volatility due to market illiquidity and competition for funding; the  availability of funds  and resources to pursue operations; critical  accounting estimates and changes to accounting  standards, policies,  and methods used by Salona; the occurrence of natural and unnatural catastrophic  events  and claims  resulting from such events; and risks related to COVID-19 including various recommendations,  orders  and  measures  of governmental  authorities  to try to limit the pandemic, including travel restrictions, border  closures,  non-essential business  closures,  quarantines,  self-isolations, shelters-in-place and  social distancing,  disruptions  to  markets, economic  activity,  financing, supply chains and sales channels, and a  deterioration of general  economic  conditions  including a  possible national or global recession; as well as those  risk factors  discussed or referred to in Salona's disclosure  documents filed with United States Securities and  Exchange  Commission and available at www.sec.gov, and with the securities regulatory authorities in certain  provinces of  Canada and available at www.sedar.com. Should any factor affect Salona in an unexpected  manner,  or  should  assumptions  underlying the forward-looking information prove incorrect, the actual results or  events  may  differ  materially  from the results or events predicted. Any such forward-looking information is  expressly  qualified  in its  entirety by  this cautionary statement. Moreover, Salona does not assume responsibility for the  accuracy or  completeness of such forward-looking information. The forward-looking  information included in this  press release  is  made as of the date of this press release and the Company undertakes  no obligation to publicly  update or revise  any  forward-looking information, other than as required by applicable  law.

SALONA GLOBAL MEDICAL DEVICE CORPORATION

Unaudited Interim Condensed Consolidated Statements of Operations and Comprehensive Loss

	3 months ended		9 months ended
	November 30,		November 30,
	2022	2021	2022	2021

Revenues	$10,547,652	$5,286,702	$30,640,439	$9,850,915
Cost of revenue:
Direct service personnel	1,472,850	953,260	4,465,024	1,230,443
Direct material costs	5,269,741	2,431,065	15,146,076	5,306,949
Other direct costs	309,901	239,741	863,401	239,741
Total cost of revenue	7,052,492	3,624,066	20,474,501	6,777,133
Gross margin	3,495,160	1,662,636	10,165,938	3,073,782
Operating expenses
General and administrative	4,035,814	1,652,592	10,146,960	3,254,217
Total operating expenses	4,035,814	1,652,592	10,146,960	3,254,217
Net (loss) income before the undernoted	(540,654)	10,044	18,978	(180,435)
Amortization of intangible assets	(301,990)	(165,552)	(786,842)	(244,340)
Depreciation of property and equipment	(147,622)	(65,458)	(292,476)	(131,414)
Amortization of right-of-use assets	(285,967)	(67,817)	(508,185)	(106,700)
Interest expense	(226,573)	(121,518)	(508,649)	(265,602)
Foreign exchange (loss)	(13,703)	(48,934)	(13,471)	(38,397)
Gain on debt settlement	-	-	-	15,538
Change in fair value of earn-out consideration	-	-	(2,451,600)	-
Change in fair value of contingent consideration	980,730	-	(7,532,300)	-
Transaction costs including legal, financial, audit, US & Canadian regulatory expenses	(1,054,602)	(1,044,455)	(2,403,285)	(2,269,923)
Net loss before taxes	(1,590,381)	(1,503,690)	(14,477,830)	(3,221,273)
Current income tax expense	(11,754)	(7)	(41,786)	(1,995)
Deferred income tax recovery	73,538	-	192,721	-
Net loss	$(1,528,597)	$(1,503,697)	$(14,326,895)	$(3,223,268)
Other comprehensive loss
Foreign currency translation gain (loss)	(79,919)	112,505	(37,967)	128,506
Comprehensive loss	$(1,608,516)	$(1,391,192)	$(14,364,862)	$(3,094,762)
Net loss per share
Basic and diluted	$(0.03)	$(0.03)	$(0.26)	$(0.08)
Weighted average number of common shares outstanding	55,145,538	44,790,162	54,585,045	41,480,296

SALONA GLOBAL MEDICAL DEVICE CORPORATION

Unaudited Interim Condensed Consolidated Balance Sheets

	November 30,	February 28,
	2022	2022

Assets
Cash and cash equivalents	$3,138,860	$8,057,100
Accounts receivable, net	7,797,115	6,595,668
Inventories, net	8,590,314	4,969,439
Prepaid expenses and other receivables	478,808	412,794
Total current assets	20,005,097	20,035,001
Security deposit	564,694	484,975
Receivables, net of current portion	191,814	-
Property and equipment, net	3,069,273	1,460,175
Right-of-use assets, net	7,878,162	3,941,840
Intangible assets, net	9,407,662	6,926,582
Goodwill	12,544,397	9,833,039
Total assets	$53,661,099	$42,681,612

Liabilities and stockholders' equity
Liabilities
Line of credit	$6,162,803	$5,497,249
Accounts payable and accrued liabilities	6,138,923	3,679,396
Current portion of debt	193,999	174,361
Current portion of lease liability	814,797	245,257
Other liabilities	2,066,165	562,262
Obligation for payment of earn-out consideration	13,094,513	12,997,846
Total current liabilities	28,471,200	23,156,371
Debt, net of current portion	587,229	681,758
Lease liability, net of current portion	6,026,697	3,934,431
Deferred tax liability	2,425,195	1,755,889
Total liabilities	37,510,321	29,528,449

Stockholders' equity
Common stock; no par value, unlimited shares authorized; 53,707,780 shares issued and outstanding as of November 30, 2022 (February 28, 2022: 52,539,162)	38,767,442	38,046,097
Class A shares; no par value, unlimited shares authorized; 3,403,925 shares issued and outstanding as of November 30, 2022 (February 28, 2022: 1,355,425)	1,800,064	480,479
Class A Shares to be issued: 19,019,000Class A shares to be issued as of November 30, 2022 (February 28, 2022: nil)	14,264,250	-
Additional paid-in-capital	8,042,404	6,985,107
Accumulated other comprehensive income	968,394	1,006,361
Deficit	(47,691,776)	(33,364,881)
Total stockholders' equity	16,150,778	13,153,163
Total liabilities and stockholders' equity	$53,661,099	$42,681,612